UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 24, 2016

(Date of earliest event reported)

BIOPHARMX CORPORATION

(Exact name of registrant as Specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37411	59-3843182
(Commission File Number)	(IRS Employer Identification No.)

1098 Hamilton Court, Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

650-889-5020

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item is contained in Item 8.01 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

See the disclosure under Item 8.01 of this report. All shares of the Company’s common stock to be issued upon conversion of the Convertible Note will be issued by the Company pursuant to an exemption from the registration requirements of the Securities Act 1933, as amended, provided by Section 4(a)(2) as a transaction with accredited investors not involving a public offering.

Item 8.01. Other Events.

As previously disclosed, on August 17, 2016, BioPharmX Corporation, a Delaware corporation (the “Company”), entered into a subscription agreement (the “Subscription Agreement”) for the issuance of an unsecured convertible promissory note in the principal amount of $500,000 (the “Note”) to the purchaser signatory thereto (the “Purchaser”).  On August 24, 2016, the Company executed and delivered the Note  to the Purchaser.  The terms of the Note were described in the Company’s Form 8-K filed on August 18, 2016. In connection with issuance of the Note, the Company and the Purchaser also entered into a registration rights agreement (the “Registration Rights Agreement”), the terms of which were described in the Company’s Form 8-K filed on August 18, 2016.

The foregoing descriptions of the Subscription Agreement, the Note, and the Registration Rights Agreement do not purport to be complete and are subject to, and are qualified in their entirety by reference to the full text of the Subscription Agreement, a copy of which was included as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on August 18, 2016, the Note, a form of which was included as Exhibit 4.6 to the Company’s Current Report on Form 8-K filed on August 18, 2016, and the Registration Rights Agreement, a form of which was included as Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on August 18, 2016, each of which is incorporated herein by reference. The representations and warranties contained in the Subscription Agreement and the Note were made only for purposes of such agreements and as of a specific date and were solely for the benefit of the parties thereto.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit No.	Description
4.1

Registration Rights Agreement, dated August 24, 2016 by and between BioPharmX Corporation and Xiao Dong Hua (incorporated by reference from the form of Registration Rights Agreement included as Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on August 18, 2016).

4.2

Convertible Promissory Note, dated August 24, 2016 issued to Xiao Dong Hua (incorporated by reference from the form of Convertible Promissory Note included as Exhibit 4.6 to the Company’s Current Report on Form 8-K filed on August 18, 2016).

10.1

Subscription Agreement, dated August 17, 2016, by and between BioPharmX Corporation and Xiao Dong Hua (incorporated by reference from Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on August 18, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHARMX CORPORATION

Date: August 24, 2016	By:	/s/ Anja Krammer
	Name:	Anja Krammer
	Title:	President

EXHIBIT INDEX

Exhibit No.	Description
4.1

Registration Rights Agreement, dated August 24, 2016 by and between BioPharmX Corporation and Xiao Dong Hua (incorporated by reference from the form of Registration Rights Agreement included as Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on August 18, 2016).

4.2

Convertible Promissory Note, dated August 24, 2016 issued to Xiao Dong Hua (incorporated by reference from the form of Convertible Promissory Note included as Exhibit 4.6 to the Company’s Current Report on Form 8-K filed on August 18, 2016).

10.1

Subscription Agreement, dated August 17, 2016, by and between BioPharmX Corporation and Xiao Dong Hua (incorporated by reference from Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on August 18, 2016).